UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 1, 2004

Intrac, Inc.

(Exact name of registrant as specified in its charter)

Nevada	0-31114	88-0741759
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

180 Varick Street, 13th Floor New York, New York		10014
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 310-396-1691

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On December 1, 2004, Intrac, Inc. issued a press release announcing that the Company and certain of its security holders have executed a non-binding Term Sheet with Innovative Drug Delivery Systems, Inc. (“IDDS”). The transaction contemplated by the Term Sheet would include the merger of IDDS into the Company (or a wholly-owned subsidiary of the Company) and a change of control of the Company. A copy of such press release is included as Exhibit 99.1 hereto.

Item 9.01. Financial Statements and Exhibits.

Item 9.01 Exhibits

Exhibit 99.1 – Press Release dated December 1, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Intrac, Inc.

December 1, 2004	By:	/s/ Geoffrey Alison
	Name:	Geoffrey Alison
	Title:	Secretary

Exhibit Index

Exhibit No.	Description
99.1	Press Release